EXHIBIT 10.10


                           AGENCY AGREEMENT AMENDMENT

THIS AGREEMENT is made as of the 19th day of January, 2000.

BETWEEN:

            E-XACT TRANSACTIONS LTD., a company incorporated under the laws of British Columbia having an office at Suite 1610 - 555 Hastings Street, Vancouver,
            British Columbia V6B 4N6

            (the "COMPANY")



AND:

            CANACCORD CAPITAL CORPORATION, a company incorporated under the laws of British Columbia having an office at Suite 2200 - 609 Granville Street, Vancouver, British
            Columbia V7Y 1H2

            (the "AGENT")



WHEREAS:

A. The Company and the Agent are parties to an agreement dated October 14, 1999 (the "AGENCY AGREEMENT") pursuant to which the Agent has agreed to act as the Company's agent in respect of the Company's initial public offering of 1,725,000 common shares of the Company at a price of US $1.00 per common share;

B. the Agency Agreement provides that the Final Receipt for the Final Prospectus will be obtained on or before December 31, 1999 and the Conditional Listing will be obtained on or before January 15, 2000;

C. the Company and the Agent wish to amend the Agency Agreement to provide that the amount of the Company's initial public offering is increased to 2,250,000 common shares of the Company; and

D. the Company and the Agent wish to amend the Agency Agreement to provide that the Final Receipt for the Final Prospectus will be obtained on or before February 15, 2000 and the Conditional Listing will be obtained on or before February 29, 2000.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1. All capitalized terms in this Agreement have the same meaning as defined in the Agency Agreement unless otherwise defined herein.

2. The introductory paragraph to the Agency Agreement is replaced with the following:

      "We, Canaccord Capital Corporation (the "Agent"), understand that e-Xact Transactions Ltd. (the "Company") proposes to undertake an initial public offering to raise gross proceeds of up to US $2,250,000 (the "Offering") through the sale of common shares of the Company (the "Shares") at a price of US $1.00 per common share (the "Offering Price"). The funds raised from the Offering will be used for the purpose of, among other things, funding expansion of the Company's e-commerce software development and marketing. We provide this letter to confirm the terms and conditions upon which we are prepared to act as your agent to offer and sell the Shares on your behalf. By signing a copy of this letter, you are confirming that we have entered into a binding agreement (the "Agreement") pursuant to which you will have appointed us as your sole and exclusive agent to use our reasonable best efforts to offer and sell the Shares on the terms and conditions contained herein.".

3.    Paragraph 1.1(o) of the Agency Agreement is replaced with the following:

      "(o)   "Exchange" means the Canadian Venture Exchange;".

4.    Paragraph 1.1(ee) of the Agency Agreement is replaced with the following:

      "(ee) "Shares" means the 2,250,000 shares of the Company being sold in the Offering;".

5.    Paragraph 2.3 (c) of the Agency Agreement is replaced with the following:

      "(c) prepare and file, as soon as practicable after all of the comments referred to in subparagraph (b) above have been addressed, under the Applicable Securities Laws of the Qualifying Jurisdictions, the Final Prospectus, together with the required supporting documents, and use its reasonable best efforts to obtain the Final Receipt on or before February 15, 2000 or such other date as agreed to by the Company and the Agents, and take all other steps and proceedings that may be necessary in order to qualify, under the Applicable Securities Laws of the Qualifying Jurisdictions, the distribution of the Qualified Securities;".

6.    Paragraph 2.3(f) of the Agency Agreement is replaced with the following:

      "(f) prepare and file with the Exchange, as soon as practicable after the Final Receipt for the Final Prospectus has been issued, a Final Listing Submission, together with the required supporting documents, to secure, using its reasonable efforts to do so on or before February 29, 2000, the conditional listing and, subsequently, and within the time required as disclosed in the Final Prospectus, the Full Listing.".

7.    Paragraph 11.1(h) of the Agency Agreement is replaced with the following:

      "(h) the Final Receipt for the Final Prospectus has not been obtained on or before February 15, 2000, the Conditional Listing has not been obtained on or before February 29, 2000, or the Full Listing has not been obtained within the time required by the Regulatory Authorities as disclosed in the Final Prospectus.".

8.    All other terms of the Agency Agreement remain unchanged.

9. This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.


THE CORPORATE SEAL OF E-XACT             )
TRANSACTIONS LTD. was hereto affixed in  )
the presence of:                         )
                                         )
                                         )
/s/illegible                             )
--------------------------------------   )
Authorized Signatory                     )                                 C/S


THE CORPORATE SEAL OF                    )
CANACCORD CAPITAL                        )
CORPORATION was hereto affixed in        )
the presence of:                         )
                                         )
                                         )
/s/illegible                             )
--------------------------------------   )
Authorized Signatory                     )                                 C/S

/s/illegible